UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2020

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

10.875% Senior Secured Notes due 2023 and 11.500% Senior Secured Notes due 2025

On May 19, 2020, Royal Caribbean Cruises Ltd. (the “Company”) completed its previously announced private offering of two series of senior secured notes in an aggregate principal amount of $3.32 billion, consisting of $1.0 billion of 10.875% Senior Secured Notes due 2023 (the “2023 Notes”) and $2.32 billion of 11.500% of Senior Secured Notes due 2025 (the “2025 Notes,” together with the 2023 Notes, the “Notes”). The Company received net proceeds from the offering of approximately $3.2 billion (after deducting fees, commissions and expenses), which it intends to use to repay in full its $2.35 billion 364-day senior secured term loan agreement with Morgan Stanley Senior Funding, Inc., as the administrative agent and collateral agent and the other lenders party thereto entered into on March 23, 2020. The Company expects to use the remainder of such net proceeds for general corporate purposes, which may include repayment of additional indebtedness.

The Notes were issued by the Company pursuant to an indenture, dated May 19, 2020 (the “Indenture”), among the Company, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee, principal paying agent, transfer agent, registrar and security agent.

Interest on the Notes accrues from May 19, 2020 and is payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2020, at a rate of 10.875% per year, in the case of the 2023 Notes, and 11.500% per year, in the case of the 2025 Notes. The 2023 Notes will mature on June 1, 2023 and the 2025 Notes will mature on June 1, 2025, in each case unless earlier redeemed or repurchased.

The Notes are fully and unconditionally guaranteed on a senior secured basis by Celebrity Cruises Holdings Inc., Celebrity Cruises Inc., and certain of the Company’s wholly-owned vessel-owning subsidiaries. The Notes and the related guarantees will be secured by first-priority security interests in the collateral (which generally includes certain of the Company’s material intellectual property, including rights in certain of the Company’s marketing databases, customer data and customer lists, a pledge of 100% of the equity interests of certain of the Company’s wholly-owned vessel-owning subsidiaries, the collateral account established pursuant to the Indenture, mortgages on the 28 vessels owned by such subsidiaries and an assignment of insurance and earnings in respect of such vessels, subject to permitted liens and certain exclusions and release provisions). Pursuant to the terms of the Indenture, the obligations under the Notes and the related guarantees will be secured by the collateral in an amount not to exceed permitted capacity under the Company’s existing indebtedness.

The Company may, at its option, redeem, at any time and from time to time prior to March 1, 2023 (the date that is three months prior to the maturity date of the 2023 Notes) (the “2023 Notes Par Call Date”), some or all of the 2023 Notes at 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date plus the applicable “make-whole premium” described in the Indenture. On or after the 2023 Notes Par Call Date, the 2023 Notes will be redeemable, at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Company may, at its option, redeem at any time and from time to time prior to June 1, 2022, some or all of the 2025 Notes at 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date plus the applicable “make-whole premium” described in the Indenture. On or after June 1, 2022, the Company may, at its option, redeem at any time and from time to time, some or all of the 2025 Notes at the applicable redemption prices set forth in the Indenture. In addition, on or prior to June 1, 2022, the Company may, at its option, redeem up to 40% of the 2025 Notes with the proceeds from certain equity offerings at the redemption price listed in the Indenture.

In addition, the Company may redeem all, but not part, of the Notes upon the occurrence of specified tax events set forth in the Indenture.

The Indenture contains covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: (i) consummate certain asset sales, (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments, (iii) make certain investments, (iv) create or assume certain liens, (v) consolidate, merge or transfer all or substantially all of their assets, (vi) engage in certain transactions with affiliates, and (vii) designate restricted and unrestricted subsidiaries. In addition, upon the occurrence of specified change of control triggering events, the Company may be required to offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Indenture also contains customary events of default.

The Notes and related guarantees were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes and related guarantees were offered within the United States only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. investors in accordance with Regulation S under the Securities Act. The Notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless so registered, the Notes and related guarantees may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Indenture (which includes the form of 2023 Notes and 2025 Notes) is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above descriptions of the material terms of the Indenture and Notes are qualified in their entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events.

On May 19, 2020, the Company issued a press release announcing the completion of a private placement of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements regarding revenues, costs and financial results for 2020 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering”, and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the following: the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; the impact of the global incidence and spread of COVID-19, which has led to the temporary suspension of our operations and has had and will continue to have a material negative impact on our operating results and liquidity, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: the current and potential additional governmental and self-imposed travel restrictions, the current and potential extension of the suspension of cruises and new additional suspensions, guest cancellations, an inability to source our crew or our provisions and supplies from certain places, the incurrence of COVID-19 and other contagious diseases on our ships and an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in US foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; the impact of foreign currency exchange rates, interest rate and fuel price fluctuations; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs associated with protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; and the unavailability or cost of air service.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

More information about factors that could affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K, a copy of which may be obtained by visiting our Investor Relations website at www.rclinvestor.com or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 4.1 – Indenture, dated May 19, 2020, among the Company, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee, principal paying agent, transfer agent, registrar and security agent

Exhibit 99.1 – Press release dated May 19, 2020

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 19, 2020	By:	/s/ JASON T. LIBERTY
		Name:	Jason T. Liberty
EVP, Chief Financial Officer

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